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                                                                    EXHIBIT 10.9

                              FIRST AMENDMENT TO
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                           ASSET PURCHASE AGREEMENT
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     THIS FIRST AMENDMENT ("Amendment") is made and entered into this 10th day of February, 1997 by and between MERIDIAN SALES AND SERVICES COMPANY, a California corporation ("Meridian") and AMERICAN TOWER SYSTEMS, INC., a Delaware corporation ("ATS"), with reference to the following facts:

     Meridian and ATS are parties to a certain Asset Purchase Agreement dated February 5, 1997 (the "Agreement") relating to the sale by Meridian to ATS of substantially all the assets of Meridian. The parties desire to amend the Agreement in the manner set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged by each party hereto, the parties hereby agree as follows:

     1. Section 8.2(e) of the Agreement is hereby amended by replacing the final period (after the words "Funds so available") with a semicolon and adding the following:

     "and (iii) all Loss and Expense incurred or suffered by any of them by reason of, or arising out of, ATS's failure, after the Closing Date, to continue the employment of any person who was employed by Meridian (other than E.J. Reichler and Richard Reichler) as of the Closing Date, for substantially the same level of compensation as is set forth with respect to such employee on Schedule 3.15 of the Meridian Disclosure Schedule and with such additional benefits as are no less favorable than those applicable to ATS's similarly situated employees. For purposes of this paragraph, ATS shall not be deemed to have failed to continue any such employment if the employee (A) is unwilling to accept employment on such terms or (B) is terminated for gross negligence, or for wilful misconduct in the conduct of ATS's affairs, or for failure or refusal to perform or observe such employee's duties and obligations following reasonable notice and an opportunity to cure, or because of disability (provided such termination is in compliance with Applicable Law and ATS's own employment policies), theft of ATS property or conviction or pleading nolo contendere
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     to a felony or other serious crime."
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     2.   The last sentence of the first paragraph of Section 3.5(a) of the
Agreement is hereby amended to read as follows: "Except as otherwise set forth in Section 3.5(a) of the Meridian Disclosure Schedule: (i) all of such Leases are, to Meridian's knowledge, valid and subsisting and in full force and effect and (ii) neither Meridian nor, to Meridian's knowledge, any other party thereto, is in Material default in the performance, observance or fulfillment of any obligation, covenant or condition contained in any such Lease."

     3. Section 3.6 of the Agreement is hereby amended by adding the following sentence thereto: "All warranties and representations set forth in this Section
3.6 are subject to such exceptions as are set forth in Section 3.6 of the Meridian Disclosure Schedule, to the extent such warranties or representations are not already expressly so qualified herein."

     4. Section 3.7(b) of the Agreement is hereby amended by adding the following sentence thereto: "The warranties and representations set forth in this Section 3.7(b) are subject to such exceptions as are set forth in Section 3.7(b) of the Meridian Disclosure Schedule, to the extent such warranties or representations are not already expressly so qualified herein."

     5. Section 3.16 of the Agreement is hereby amended by adding the following sentence thereto: "The warranties and representations set forth in this Section 3.16 are subject to such exceptions as are set forth in Section
3.16 of the Meridian Disclosure Schedule, to the extent such warranties or representations are not already expressly so qualified herein."

     6. Except to the extent set forth to the contrary in this Amendment, all provisions of the Agreement remain in full force and effect.

     7. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but such counterparts together constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the day and year first above written.


"Meridian"                          "ATS"

MERIDIAN SALES AND SERVICES         AMERICAN TOWER SYSTEMS, INC.
COMPANY

By:                                 By:
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   E.J. Reichler, President
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